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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



         Date of Report (Date of earliest event reported): JULY 25, 2000
                                                           -------------



                             SLM FUNDING CORPORATION
                             -----------------------
                formerly known as SALLIE MAE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)
            (Originator of the Sallie Mae Student Loan Trust 1995-1,
                    the Sallie Mae Student Loan Trust 1996-1,
                       the SLM Student Loan Trust 1996-2,
                       the SLM Student Loan Trust 1996-3,
                       the SLM Student Loan Trust 1996-4,
                       the SLM Student Loan Trust 1997-1,
                       the SLM Student Loan Trust 1997-2,
                       the SLM Student Loan Trust 1997-3,
                       the SLM Student Loan Trust 1997-4,
                       the SLM Student Loan Trust 1998-1
                       the SLM Student Loan Trust 1998-2
                       the SLM Student Loan Trust 1999-1
                       the SLM Student Loan Trust 1999-2,
                       the SLM Student Loan Trust 1999-3,
                       the SLM Student Loan Trust 2000-1
                     the SLM Student Loan Trust 2000-2, and
                       the SLM Student Loan Trust 2000-3)


   Delaware    33-95474/333-2502/333-24949/333-44465/333-30392    23-2815650
   --------    -----------------------------------------------    ----------
(State or other             (Commission File Numbers)         (I.R.S. employer
Jurisdiction of                                              Identification No.)
Incorporation)

                              777 Twin Creek Drive
                              Killeen, Texas 76543
                           --------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (817) 554-4500


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                         Exhibit Index appears on Page 3

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Item 5.     OTHER EVENTS

            On July 25, 2000, the Sallie Mae Student Loan Trust 1995-1 made its nineteenth, the Sallie Mae Student Loan Trust 1996-1 made its eighteenth, the SLM Student Loan Trust 1996-2 made its seventeenth, the SLM Student Loan Trust 1996-3 made its sixteenth, the SLM Student Loan Trust 1996-4 made its fifteenth, the SLM Student Loan Trust 1997-1 made its fourteenth, the SLM Student Loan Trust 1997-2 made its thirteenth, the SLM Student Loan Trust 1997-3 made its twelfth, the SLM Student Loan Trust 1997-4 made its tenth, the SLM Student Loan Trust 1998-1 made its ninth, the SLM Student Loan Trust 1998-2 made its eighth, the SLM Student Loan Trust 1999-1 made its fourth, the SLM Student Loan Trust 1999-2 made its fourth, the SLM Student Loan Trust 1999-3 made its third, the SLM Student Loan Trust 2000-1 made its first, and the SLM Student Loan Trust 2000-2 made its first regular quarterly distribution of funds to holders of their respective Floating Rate Student Loan-Backed Notes and distributed their respective Quarterly Servicing Reports dated as of July 25, 2000, filed herewith as an Exhibit to this Form 8-K, to Certificateholders and Noteholders of record.

            The Registrant is hereby filing the Quarterly Servicing Reports reflecting each Trust's activities for the period ended July 25, 2000.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
            EXHIBITS

            (c)  Exhibits

                  19.1  Quarterly Servicing Reports

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:       July 31, 2000

                                          SLM FUNDING CORPORATION




                                          By:     /s/ J. LANCE FRANKE
                                                  ------------------------
                                          Name:   J. Lance Franke
                                          Title:  Chief Financial Officer


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                                INDEX TO EXHIBIT

                                                                    SEQUENTIALLY
EXHIBIT                                                               NUMBERED
NUMBER                                EXHIBIT                           PAGE

19.1                        Quarterly Servicing Reports.                  3


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                         Exhibit Index appears on Page 3